Exhibit 10.1.48

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is entered into as of November 6, 2020, by and among GOGO INTERMEDIATE HOLDINGS LLC, a Delaware limited liability company (“Intermediate Holdings”), GOGO FINANCE CO. INC., a Delaware corporation (together with Intermediate Holdings, the “Borrowers” and each individually, a “Borrower”), the financial institutions listed on the signature pages hereof, and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

RECITALS

A.

The Borrowers, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent are party to that certain Credit Agreement dated as of August 26, 2019 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, and as modified by this Amendment, the “Credit Agreement”).  Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

B.

The Borrower Representative has informed the Administrative Agent of the proposed issuance by the Borrower of up to $55,000,000 of incremental 9.875% Senior Secured Notes due 2024 pursuant to the Senior Secured Notes Indenture.

C.	The Borrower Representative has requested that the Lenders amend the Credit Agreement to permit such issuance.
D.	The Lenders are willing to amend the Credit Agreement on the terms and conditions set forth below.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1.	Amendment.
(a)	Section 1.1 of the Credit Agreement is hereby amended to restate the definition of Senior Secured Notes in its entirety as follows:

“Senior Secured Notes” means the Borrowers’ 9.875% Senior Secured Notes due 2024 and issued pursuant to the Senior Secured Notes Indenture, as the same may be replaced or refinanced in whole or in part in accordance with the terms hereof.

(b)	Section 6.01(b) of the Credit Agreement is hereby restated in its entirety as follows:

(b) (i) Indebtedness existing on the date hereof and set forth in Schedule 6.01 and any extensions, renewals, refinancings and replacements of any such Indebtedness in accordance with clause (f) hereof, (ii) (x) Indebtedness evidenced by the Senior Secured Notes on the Effective Date plus (y) additional Senior Secured Notes issued after the Effective Date and on or before November 13, 2020 in an aggregate principal amount not to exceed $50,000,000 plus (z) additional Senior Secured Notes issued after the

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Effective Date and on or before May 7, 2021 in an aggregate principal amount not to exceed $5,000,000, in each case, subject to the Senior Secured Notes Intercreditor Agreement, and (iii) Indebtedness evidenced by the Convertible Notes on the Effective Date, and in the case of each of the foregoing, any extensions, renewals, refinancings and replacements of any such Indebtedness in accordance with clause (f) hereof;

2.	Representations and Warranties of the Borrowers. Each Borrower represents and warrants that as of the Effective Date (as defined below):

(a)The execution and delivery by the Borrowers of this Amendment, and the performance by the Loan Parties of this Amendment and the Credit Agreement have been duly authorized by all necessary organizational action and that this Amendment and the Credit Agreement are legal, valid and binding obligations of the Loan Parties enforceable against the Loan Parties in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b)The representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects (or in all respects if the applicable representation and warranty is qualified by any materiality qualifier (including Material Adverse Effect)) with the same effect as though made on and as of the date hereof, unless such representation and warranty is made as of a specific date, in which case such representation and warranty shall be true and correct in all material respects (or in all respects if the applicable representation and warranty is qualified by any materiality qualifier (including Material Adverse Effect) on and as of such earlier date; and

(c)No Default or Event of Default has occurred and is continuing, nor would result from the consummation of the Sale.

3.	Conditions to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) upon which all of the following conditions have been satisfied:

(a)the Administrative Agent shall have received duly executed copies of this Amendment from each of the Borrowers, the Lenders and the Administrative Agent;

(b)the Administrative Agent shall have received duly executed copies of a Reaffirmation of Loan Guaranty and Collateral Documents in the form of Exhibit A hereto (the “Reaffirmation”) from each of the Loan Parties (other than the Borrowers);

(c)the Loan Parties shall have paid all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) of the Administrative Agent payable pursuant to Section 9.03 of the Credit Agreement; and

(d) the Administrative Agent shall have received such other documents as the Administrative Agent, any Lender or their respective counsel may have reasonably requested.

4.Reference to and Effect Upon the Loan Documents.

(a)Except as specifically set forth herein, the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and

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confirmed.  Without limiting the foregoing, each Borrower hereby reaffirms (a) its obligations under the each Loan Document to which it is a party and (b) all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Secured Parties) pursuant to any of the Loan Documents, and all filings made with a Governmental Authority in connection therewith.  This Amendment and the Reaffirmation shall each constitute a Loan Document.

(b)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein.

5.Costs and Expenses.  Each Borrower hereby affirms its obligation under Section 9.03 of the Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable fees, charges and disbursements of counsel for the Administrative Agent with respect thereto.

6.

Reaffirmation of Obligations. Each Borrower hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement, (b) that it is responsible for the observance and full performance of the Secured Obligations and (c) all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Secured Parties) pursuant to any of the Loan Documents, and all filings made with a Governmental Authority in connection therewith.

7.	Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
8.	Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
9.

Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.  Delivery of an executed signature page of this Amendment by facsimile transmission or electronic mail shall be effective as delivery of manually executed counterpart hereof.  The words “execution,” “signed,” “signature,” and words of like import in this Amendment or in any other certificate, agreement or document related to this Amendment shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

[signature pages follow]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

GOGO INTERMEDIATE HOLDINGS LLC

By: /s/ Marguerite M. Elias
Name:  Marguerite M. Elias
Title:     Executive Vice President, General Counsel and
              Secretary

GOGO FINANCE CO. INC.

By: /s/ Marguerite M. Elias
Name:  Marguerite M. Elias
Title:     Executive Vice President, General Counsel and
              Secretary

[Signature Page to Amendment No. 1]

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JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By: /s/ Jerome Prince
Name:  Jerome Prince
Title:    Authorized Signer

[Signature Page to Amendment No. 1]

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MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By: /s/ Jonathan Kerner
Name:  Jonathan Kerner
Title:    Vice President

[Signature Page to Amendment No. 1]

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EXHIBIT A

FORM OF REAFFIRMATION OF LOAN GUARANTY AND COLLATERAL DOCUMENTS

REAFFIRMATION OF LOAN GUARANTY AND COLLATERAL DOCUMENTS

Each of the undersigned acknowledges receipt of a copy of that certain Amendment No. 1 to Credit Agreement dated as of the date hereof (the “Amendment”) relating to the Credit Agreement dated as of August 26, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) referred to therein, consents to the Amendment and each of the transactions referenced therein, hereby reaffirms (a) its obligations under the Loan Guaranty and each Collateral Document to which it is a party and (b) all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Secured Parties) pursuant to any of the Loan Documents, and all filings made with a Governmental Authority in connection therewith.  Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement.

This Reaffirmation of Loan Guaranty and Collateral Documents shall be governed by, and construed in accordance with, the laws of the State of New York.

Dated as of November 6, 2020

[signature page follows]

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GOGO INC.

By
Name:
Title:

AC BIDCO LLC

By
Name:
Title:

GOGO BUSINESS AVIATION LLC

By
Name:
Title:

GOGO CONNECTIVITY LTD.

By
Name:
Title:

GOGO LLC

By
Name:
Title:

GOGO INTERNATIONAL HOLDINGS LLC

By
Name:
Title:

[Signature Page to Reaffirmation of Loan Guaranty and Collateral Documents]

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GOGO ATG LLC

By
Name:
Title:

GOGO CA LICENSES LLC

By
Name:
Title:

GOGO INFLIGHT INTERNET CANADA LTD.

By
Name:
Title:

GOGO AIR INTERNATIONAL GMBH

By
Name:
Title:

[Signature Page to Reaffirmation of Loan Guaranty and Collateral Documents]

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